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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 21, 2003

                         HUGHES ELECTRONICS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)
                                    DELAWARE

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                 (State or Other Jurisdiction of Incorporation)


         0-26035                                       52-1106564
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(Commission File Number)                  (I.R.S. Employer Identification No.)


         2250 EAST IMPERIAL HIGHWAY
           EL SEGUNDO, CALIFORNIA                                90245
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    (Address of Principal Executive offices)                    (Zip Code)

                                 (310) 964-0808
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           On November 21, 2003, Roxanne Austin, executive vice president of Hughes Electronics Corporation and president and chief operating officer of DIRECTV, Inc., announced that she has elected to leave DIRECTV upon completion of The News Corporation Limited's acquisition of 34 percent of Hughes. DIRECTV is a wholly owned subsidiary of Hughes. A copy of DIRECTV's press release related to the announcement, dated November 21, 2003, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

   Exhibit No.               Exhibit
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   99.1                      DIRECTV Press Release, dated November 21, 2003






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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HUGHES ELECTRONICS CORPORATION


Date:      November 21, 2003              By:   /s/ Larry D. Hunter
                                             -----------------------------------
                                              Name:   Larry D. Hunter
                                              Title:  Senior Vice President
                                                      and General Counsel



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
                                  EXHIBIT INDEX


   Exhibit No.                 Exhibit
   -----------                 -------

   99.1                        DIRECTV Press Release, dated November 21, 2003









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